Property and Equipment (Schedule Of Property And Equipment) (Detail) (USD $) In Millions, unless otherwise specified	Sep. 30, 2013	Jun. 30, 2013	Jun. 30, 2012
Property, Plant and Equipment [Line Items]
Land, Buildings and Improvements		$ 190	$ 175
Machinery and Equipment		858	804
Furniture and Fixtures		23	21
Property and Equipment, Gross		1,071	1,000
Accumulated Depreciation		(662)	(569)
Property and Equipment, Net	$ 406	$ 409	$ 431